                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-0547

                             SCUDDER TECHNOLOGY FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Technology Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A, B and C and for all periods shown for Institutional Class shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Technology Fund	1-Year	3-Year	5-Year	10-Year
Class A	-3.08%	-1.31%	-9.69%	8.94%
Class B	-4.09%	-2.32%	-10.61%	7.83%
Class C	-4.00%	-2.24%	-10.51%	7.99%
S&P 500 Index+	9.42%	3.92%	-2.22%	11.01%
Goldman Sachs Technology Index++	-2.28%	-.01%	-11.95%	N/A*
Scudder Technology Fund	1-Year	Life of Class***
Institutional Class**	-1.94%	13.11%
S&P 500 Index+	9.42%	12.14%
Goldman Sachs Technology Index++	-2.28%	19.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Index began on August 29, 1996.

** On August 13, 2004, Class I shares of the Fund were consolidated with the Institutional Class.

*** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Technology Fund — Class A [] S&P 500 Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,135	$9,058	$5,661	$22,186
	Average annual total return	-8.65%	-3.24%	-10.76%	8.29%
Class B	Growth of $10,000	$9,303	$9,133	$5,663	$21,251
	Average annual total return	-6.97%	-2.98%	-10.75%	7.83%
Class C	Growth of $10,000	$9,600	$9,344	$5,739	$21,562
	Average annual total return	-4.00%	-2.24%	-10.51%	7.99%
S&P 500 Index+	Growth of $10,000	$10,942	$11,221	$8,940	$28,411
	Average annual total return	9.42%	3.92%	-2.22%	11.01%
Goldman Sachs Technology Index++	Growth of $10,000	$9,772	$9,996	$5,292	N/A*
	Average annual total return	-2.28%	-.01%	-11.95%	N/A*

The growth of $10,000 is cumulative.

* Index began on August 29, 1996.

Comparative Results as of 10/31/04
Scudder Technology Fund		1-Year	Life of Class***
Institutional Class**	Growth of $1,000,000	$980,600	$1,310,600
	Average annual total return	-1.94%	13.11%
S&P 500 Index+	Growth of $1,000,000	$1,094,200	$1,281,900
	Average annual total return	9.42%	12.14%
Goldman Sachs Technology Index++	Growth of $1,000,000	$977,200	$1,462,500
	Average annual total return	-2.28%	19.19%

The growth of $1,000,000 is cumulative. The minimum investment for Institutional Class is $1,000,000.

** On August 13, 2004, Class I shares of the Fund were consolidated with the Institutional Class.

*** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/04	$ 10.37	$ 8.89	$ 9.11	$ 10.58
10/31/03	$ 10.71	$ 9.28	$ 9.49	$ 10.80
Class A Lipper Rankings — Science & Technology Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	143	of	314	46
3-Year	145	of	282	52
5-Year	40	of	123	33
10-Year	11	of	25	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Institutional Class limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,003.90	$ 1,000.00	$ 1,000.00	$ 1,013.40
Expenses Paid per $1,000*	$ 6.68	$ 11.33	$ 10.99	$ 4.01
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,018.54	$ 1,013.87	$ 1,014.21	$ 1,021.22
Expenses Paid per $1,000*	$ 6.73	$ 11.41	$ 11.07	$ 4.03

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Technology Fund	1.32%	2.25%	2.18%	.79%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Technology Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Technology Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Ian Link, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management and the fund in 2004.

Head of Technology Global Sector Team.

Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

MBA, University of California, Berkeley.

Anne Meisner

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2001, after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

Analyst for global equity, Hardware and Software sector: New York.

Joined the fund in 2003.

MBA, Columbia University Business School.

MS, Computer Science, Michigan State University.

In the following interview, Portfolio Managers Ian Link and Anne Meisner discuss Scudder Technology Fund's performance and strategy and the market environment during the 12-month period ended October 31, 2004.

Q:  How did technology stocks perform during the fund's reporting period?

A:  For the period, technology was the worst-performing sector in the US stock market. The fund's fiscal year began on an upbeat note, as last year's rally in tech stocks continued through the final two months of 2003 and the first half of January 2004. During this time, investors continued to bid up technology stocks ahead of what was expected to be a strong recovery in profits off the lows of the post-bubble period. This expectation indeed came to fruition, as earnings for the average technology company in 2004 are likely to come in approximately 28% higher than in 2003. However, the leap in earnings did not translate to positive market performance, since higher profits had already been factored into stock prices in last year's rally. Instead, stocks weakened significantly as investors began to look ahead to 2005. While growth should remain robust next year, as we will discuss later, it is likely to slow from this year's high levels. In addition, investors were concerned about how the soft patch experienced by the global economy at midyear would affect spending on technology in 2005. As a result, the sector has struggled for most of this year. The most economically sensitive areas of the tech sector such as semiconductors (computer chips) and contract manufacturers generally delivered the worst market performance, reflecting concerns about overall sales growth for technology products.

Q:  How did the fund perform relative to its benchmark and peers?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004 was -3.08% (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) For the period, the fund's benchmarks, the S&P 500 index and the Goldman Sachs Technology Index, returned 9.42% and -2.28%, respectively. The average return of the 314 funds in the Lipper Science and Technology Funds category was -3.14%.1

1 The Lipper Science and Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks.

Q:  What were some of the top positive contributors to performance?

A:  The top contributor to performance was our holding in TIBCO Software, Inc., a business-integration software company that we have held in the portfolio for some time. The company experienced strong sales due to market share gains as well as the increasing demand among large enterprises to better integrate corporate data and business processes.

LM Ericsson*, the Swedish cell phone manufacturer, was the second largest positive contributor. Following the stock's steep decline in 2003, the company took decisive steps to restructure its business. Believing the stock was inexpensive in relation to the company's rapidly improving prospects, we purchased it in 2003 and benefited as the market began to take note of Ericsson's recovery. In addition, the company has benefited from the rising global demand for wireless services. eBay, Inc. was also a strong performer for the fund. The rapid growth of its brand has given it a virtual monopoly in the area of on-line auctions, and it is difficult to see another company displacing eBay's dominant position in the near future. Investors, seeking a reliable "growth story," have been voracious buyers of the stock over the past year. However, we believe the stock is becoming too richly valued, and we have begun to trim the fund's weighting. Symantec Corp.*, a maker of security software including the Norton Antivirus products, also performed well as security has become a top priority for corporations during the past year.

* Not held in portfolio as of October 31, 2004.

Another helpful decision was to take an underweight position in Intel Corp., the semiconductor bellwether.2 Although the company continues to hold a dominant position within its industry, it has come under pressure this year as investors began to anticipate a slowdown in chip sales. We continue to like the stock for the long term, but we are underweight at present due to our near-term concerns about pressure on the company's profit margins.

2 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark index. "Overweight" means the fund holds a higher weighting than the benchmark index.

* Not held in portfolio as of October 31, 2004.

Q:  What decisions detracted from performance?

A:  The largest detractor was our overweight position in software stocks in the second quarter. A number of companies in the sector reported disappointing earnings earlier in the year, and this led to underperformance for fund holdings BEA Systems, Inc. and VERITAS Software Corp. We continue to hold both stocks, and while both have rebounded from their lows, they have not yet made it back to their highs of earlier this year.

The fund was also hurt by our decision to hold an underweight in Yahoo! Inc., which soared during the reporting period. While our position in the stock helped performance on an absolute basis, our failure to hold a larger weighting was a detractor relative to the benchmark. The same was true for Apple, which made substantial gains on the strength of its popular iPod portable MP3 music player. Our analysis showed Apple to be too expensive earlier this year so we didn't buy its stock, but this view subsequently proved to be incorrect given the success of the iPod. Following its long run-up, we believe the stock is overvalued presently, and we continue to avoid it.

Other detractors include an overweight in Flextronics International Ltd., a contract manufacturer that was hurt by the concerns about a slowdown in overall spending on technology products, and Texas Instruments*, where we exhibited bad timing by buying the stock before it declined during the summer. (As of October 31, 2004, the position in Texas Instruments was sold.)

* Not held in portfolio as of October 31, 2004.

Q:  How is the fund strategically positioned?

A:  Overall, we are positive on the outlook for the tech sector, and the fund's positioning reflects this. While earnings are indeed likely to slow in 2005, the environment should be generally favorable. We estimate that tech spending will rise in the neighborhood of 8% while earnings climb 10% to 15%. We believe the profit growth within the technology sector is likely to be higher than that for the market as a whole in 2005. This would mark a continuation of the trend that has been in place for the last 50 years, during which the tech sector has grown at twice the rate of the economy overall. Despite this favorable backdrop, market expectations are modest with respect to next year. This means there is less room for disappointment and more room for upside surprises. On this basis, we have positioned the fund in a more aggressive fashion in order to take advantage of a potential upward move in the group over the next six to 12 months.

An example of this positioning is the fund's overweight in semiconductors, where we hold approximately 21.2% of assets, compared with 20.3% in the benchmark. As the makers of the building blocks for all technology products, semiconductor companies are sensitive to changes in the outlook for tech spending and, therefore, are a higher-risk/higher-return proposition. On the other end of the spectrum, the fund is underweight in the services sector, which includes companies such as Accenture Ltd. and Paychex, Inc. In general, services companies are lower-risk but also represent slower growth, so the sector is seen as being more "defensive" in nature.

Within communications equipment, we are focused on the wireless sector, where holdings include QUALCOMM, Inc. and Motorola, Inc. We find the latter to be particularly interesting, given that its price-to-earnings ratio is lower than that of the S&P 500 index, which has rarely been the case historically. A recent purchase in the telecom area is LG Electronics, Inc. of Korea, which we believed was inexpensive at 7.3 times earnings (representing an attractively discounted valuation compared with the global technology sector as a whole). The portfolio is overweight in software (22.4% versus 20.3%). We added to the sector at midyear on the belief that the sell-off in the group was overdone.

In computers and peripherals, the fund holds an underweight. The thinking behind this positioning is that companies in the sector tend to have commoditized product lines, which translates to slower growth and narrower profit margins. Even though we hold companies such as International Business Machines Corp. and Hewlett-Packard Co. in the portfolio, we are maintaining below-benchmark weightings. We are also maintaining an underweight in Internet companies, where the fund holds only eBay, Inc. and Yahoo!, Inc. Our view is that most stocks in this area are expensive, especially in light of the fact that few have strong, defensible market positions.

Q:  Do you have any final thoughts for investors?

A:  Investing in the tech sector always involves risk, so we caution investors that it is wise to be prepared for swings in market sentiment, which will have an impact on the value of their investment in the short term. However, we continue to believe the long-term earnings growth rate of the technology industry will outpace the growth of the market as a whole. In addition, companies in the sector remain strong financially, with robust balance sheets and low levels of debt. As a result, we believe the technology sector remains fertile ground for finding outstanding long-term investment opportunities. Over time, we believe our focus on individual company research will enable us to identify the most attractive stocks in this fast-growing industry.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Asset Allocation (Excludes Securities Lending Collateral)	10/31/04	10/31/03

Common Stocks	97%	98%
Cash Equivalents	2%	1%
Other	1%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Information Technology	94%	92%
Consumer Discretionary	4%	4%
Health Care	1%	—
Telecommunication Services	—	1%
Other	1%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2004 (39.9% of Net Assets)
1. Microsoft Corp. Developer of computer software	8.2%
2. EMC Corp. Provider of enterprise storage systems, software, networks and services	4.9%
3. Oracle Corp. Provider of database management software	4.3%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.7%
5. QUALCOMM, Inc. Developer and manufacturer of communication systems	3.6%
6. eBay, Inc. Provider of on-line auction services	3.3%
7. Cisco Systems, Inc. Developer of computer network products	3.1%
8. VERITAS Software Corp. Developer of memory and storage devices	3.1%
9. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	3.0%
10. Corning, Inc. Producer of optical fiber, cable and photonic components for the telecommunications industry.	2.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 3.7%
Internet & Catalog Retail
eBay, Inc.*	455,900	44,500,399
IAC/InterActiveCorp.*	292,800	6,330,336
		50,830,735
Health Care 0.9%
Health Care Equipment & Supplies
Waters Corp.*	291,700	12,044,293
Information Technology 94.6%
Communications Equipment 16.2%
Avocent Corp.*	568,385	20,234,506
Cisco Systems, Inc.*	2,209,489	42,444,284
Corning, Inc.*	3,218,800	36,855,260
LG Electronics, Inc.*	120,100	6,808,565
Motorola, Inc.	2,341,207	40,409,233
QUALCOMM, Inc.	1,165,204	48,717,179
Scientific-Atlanta, Inc.	941,500	25,787,685
		221,256,712
Computers & Peripherals 18.9%
ATI Technologies, Inc.*	1,121,300	20,239,465
Dell, Inc.*	998,500	35,007,410
EMC Corp.*	5,171,400	66,555,918
Hewlett-Packard Co.	1,359,641	25,370,901
International Business Machines Corp.	310,800	27,894,300
Lexmark International, Inc. "A"*	275,568	22,902,457
QLogic Corp.* (e)	514,200	16,711,500
Quanta Computer, Inc.	10,822,686	17,476,825
Research In Motion Ltd.*	206,500	18,213,300
Western Digital Corp.*	955,000	7,955,150
		258,327,226
Electronic Equipment & Instruments 3.6%
Agilent Technologies, Inc.*	789,613	19,787,702
Celestica, Inc.* (e)	591,200	8,560,576
Flextronics International Ltd.*	1,722,100	20,751,305
		49,099,583
Internet Software & Services 3.7%
Check Point Software Technologies Ltd.*	1,208,000	27,326,168
Yahoo!, Inc.*	650,100	23,527,119
		50,853,287
IT Consulting & Services 8.6%
Accenture Ltd. "A"*	960,400	23,251,284
Affiliated Computer Services, Inc. "A"*	349,000	19,037,950
Cognizant Technology Solutions Corp. "A"*	331,200	11,260,800
Convergys Corp.*	498,900	6,490,689
First Data Corp.	403,643	16,662,383
Paychex, Inc.	808,275	26,506,570
Unisys Corp.*	1,397,500	14,841,450
		118,051,126
Semiconductors & Semiconductor Equipment 21.2%
Agere Systems, Inc. "B"*	5,324,200	6,122,830
Analog Devices, Inc.	339,000	13,648,140
ASML Holding NV* (e)	823,828	11,739,549
Atmel Corp.*	45,700	145,326
Broadcom Corp. "A"*	747,008	20,206,567
Cypress Semiconductor Corp.*	651,000	6,855,030
Infineon Technologies AG (ADR)*	826,200	9,030,366
Intel Corp.	2,253,100	50,154,006
KLA-Tencor Corp.*	367,600	16,736,828
Koninklijke (Royal) Philips Electronics NV (e)	563,500	13,422,570
Linear Technology Corp.	392,266	14,859,036
Marvell Technology Group Ltd.*	191,200	5,462,584
Maxim Integrated Products, Inc.	480,473	21,136,007
Microchip Technology, Inc. (e)	590,700	17,868,675
Micron Technology, Inc.*	1,163,200	14,167,776
National Semiconductor Corp.*	1,985,400	33,156,180
Samsung Electronics Co., Ltd.	34,990	13,736,583
Xilinx, Inc.	673,200	20,599,920
		289,047,973
Software 22.4%
Amdocs Ltd.*	495,300	12,456,795
BEA Systems, Inc.* (e)	3,337,909	27,103,822
Electronic Arts, Inc.*	146,200	6,567,304
Intuit, Inc.* (e)	444,078	20,143,378
Mercury Interactive Corp.*	254,900	11,070,307
Microsoft Corp.	3,998,656	111,922,382
Oracle Corp.*	4,662,700	59,029,782
TIBCO Software, Inc.*	1,678,700	16,316,964
VERITAS Software Corp.*	1,914,650	41,892,542
		306,503,276
Total Common Stocks (Cost $1,188,775,712)		1,356,014,211

Preferred Stocks 0.0%
Information Technology 0.0%
Communications Equipment
Chorum Technologies, Inc. "F"* (f) (g)	7,879,747	173,354
Software
Planetweb, Inc. "E"* (f)	1,838,235	0
Total Preferred Stocks (Cost $19,217,417)		173,354

Other Investments 0.8%
Adams Capital Management III LP (1.2% limited partnership interest)* (f)	—	2,085,082
Adams Capital Management LP (3.6% limited partnership interest)* (f)	—	416,483
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (f)	—	2,635,712
Asset Management Association 1996 LP (2.5% limited partnership interest)* (f)	—	1,108,406
Asset Management Association 1998 LP (3.5% limited partnership interest)* (f)	—	709,658
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (f)	—	58,200
GeoCapital III LP (5.0% limited partnership interest)* (f)	—	288,823
GeoCapital IV LP (2.9% limited partnership interest)* (f)	—	1,187,866
Hambrecht & Quist Group Venture Partners* (f)	—	7,000
Med Venture Associates II LP (6.1% limited partnership interest)* (f)	—	132,875
Med Venture Associates III LP (2.7% limited partnership interest)* (f)	—	1,612,151
Sevin Rosen Fund V (2.8% limited partnership interest)* (f)	—	553,202
Total Other Investments (Cost $29,315,976)		10,795,458

Securities Lending Collateral 0.8%
Daily Assets Fund Institutional, 1.80% (c) (d) (Cost $10,424,304)	10,424,304	10,424,304

Cash Equivalents 2.3%
Scudder Cash Management QP Trust, 1.80% (b) (Cost $30,880,063)	30,880,063	30,880,063
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,278,613,472) (a)	103.1	1,408,287,390
Other Assets and Liabilities, Net	(3.1)	(42,107,474)
Net Assets	100.0	1,366,179,916

* Non-income producing security.

(a) The cost for federal income tax purposes was $1,359,279,648. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $49,007,742. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $167,159,494 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $118,151,752.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan. The value of all securities loaned at October 31, 2004 amounted to $10,095,912, which is 0.7% of net assets.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

(g) Affiliated issuers (see Notes to Financial Statements).

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP*	October 1997 to August 2003	2,925,000	2,085,082	0.15
Adams Capital Management LP*	November 2000 to August 2000	1,889,204	416,483	0.03
Alloy Ventures 2000 LP*	April 2000 to June 2003	4,369,304	2,635,712	0.19
Asset Management Association 1996 LP*	June 1996 to July 2000	1,691,465	1,108,406	0.08
Asset Management Association 1998 LP*	December 1998 to November 2001	2,816,280	709,658	0.05
Chorum Technologies, Inc. "F" preferred stock	September 2001 to December 2001	9,217,418	173,354	0.01
Crosspoint Venture Partners 1993 LP*	April 1993 to November 1998	132,184	58,200	0.01
GeoCapital III LP*	December 1993 to December 1996	1,070,773	288,823	0.02
GeoCapital IV LP*	April 1996 to March 2000	2,447,407	1,187,866	0.09
Hambrecht & Quist Group Venture Partners*	March 2000	7,000,000	7,000	0.00
Med Venture Associates II LP*	May 1996 to January 2002	999,271	132,875	0.01
Med Venture Associates III LP*	September 1998 to October 2003	1,624,213	1,612,151	0.12
Planetweb, Inc. "E" preferred stock	September 2000	9,999,999	0	0.0
Sevin Rosen Fund V	April 1996 to June 2001	2,350,875	553,202	0.04
Total Restricted Securities			10,968,812	0.80

* These securities represent venture capital funds.

Written Options	Contract Amount	Expiration Date	Strike Price ($)	Value ($)
Call Options Affiliated Computer Services, Inc.	1,375	11/22/2004	60	13,750
Cognizant Technology Solutions Corp.	3,312	11/22/2004	30	1,324,800
Marvell Technology Group Ltd.	1,912	11/22/2004	28	420,640
Research in Motion Ltd.	1,032	11/22/2004	85	608,880
eBay, Inc.	1,027	11/22/2004	95	482,690
VERITAS Software Corp.	4,810	11/22/2004	23	264,550
Check Point Software Technologies Ltd.	3,066	11/22/2004	23	367,920
Total outstanding written options (Premiums received $3,336,346)				3,483,230
Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $1,228,091,687) — including $10,095,912 of securities loaned	$ 1,366,809,669
Investment in Daily Asset Fund Institutional (cost $10,424,304)*	10,424,304
Affiliated issuers (cost $9,217,418)	173,354
Investment in Scudder Cash Management QP Trust (cost $30,880,063)	30,880,063
Total investments in securities, at value (cost $1,278,613,472)	1,408,287,390
Cash	45,852
Foreign currency, at value (cost $622,546)	632,811
Receivable for investments sold	2,657,187
Dividends receivable	139,799
Interest receivable	44,396
Receivable for Fund shares sold	341,427
Other assets	43,973
Total assets	1,412,192,835
Liabilities
Payable for investments purchased	27,080,448
Payable upon return of securities loaned	10,424,304
Payable for Fund shares redeemed	2,415,661
Written options, at value (premiums received $3,336,346)	3,483,230
Accrued management fee	622,807
Other accrued expenses and payables	1,986,469
Total liabilities	46,012,919
Net assets, at value	$ 1,366,179,916
Net Assets
Net assets consist of: Accumulated net investment loss	(70,832)
Net unrealized appreciation (depreciation) on: Investments	129,673,918
Foreign currency related transactions	10,265
Written options	(146,884)
Accumulated net realized gain (loss)	(1,390,891,821)
Paid-in capital	2,627,605,270
Net assets, at value	$ 1,366,179,916

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,082,503,910 ÷ 104,356,292 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$ 10.37
Maximum offering price per share (100 ÷ 94.25 of $10.37)	$ 11.00

Class B

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($213,098,897 ÷ 23,961,074 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.89

Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($69,619,286 ÷ 7,645,618 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.11
Institutional Class Net Asset Value, offering and redemption price per share ($957,823 ÷ 90,519 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Dividends (net of foreign taxes withheld of $190,586)	$ 6,287,478
Securities lending income, including income from Daily Assets Fund Institutional	35,495
Interest — Scudder Cash Management QP Trust	292,422
Total Income	6,615,395
Expenses: Management fee	8,273,546
Distribution service fees	5,920,538
Services to shareholders	5,373,217
Custodian	81,917
Auditing	62,539
Legal	35,794
Trustees' fees and expenses	56,442
Reports to shareholders	288,080
Registration fees	48,853
Other	711,862
Total expenses, before expense reductions	20,852,788
Expense reductions	(8,561)
Total expenses, after expense reductions	20,844,227
Net investment income (loss)	(14,228,832)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(13,335,908)
Written options	9,734,776
Foreign currency related transactions	(37,566)
(3,638,698)
Net unrealized appreciation (depreciation) during the period on: Investments	(33,299,661)
Written options	(377,833)
Foreign currency related transactions	10,265
(33,667,229)
Net gain (loss) on investment transactions	(37,305,927)
Net increase (decrease) in net assets resulting from operations	$ (51,534,759)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ (14,228,832)	$ (14,915,099)
Net realized gain (loss) on investment transactions	(3,638,698)	(381,249,449)
Net unrealized appreciation (depreciation) on investment transactions during the period	(33,667,229)	911,754,160
Net increase (decrease) in net assets resulting from operations	(51,534,759)	515,589,612
Fund share transactions: Proceeds from shares sold	217,803,246	257,246,481
Cost of shares redeemed	(428,031,030)	(374,662,638)
Net increase (decrease) in net assets from Fund share transactions	(210,227,784)	(117,416,157)
Increase (decrease) in net assets	(261,762,543)	398,173,455
Net assets at beginning of period	1,627,942,459	1,229,769,004
Net assets at end of period (including accumulated net investment loss of $70,832 and $52,311, respectively)	$ 1,366,179,916	$ 1,627,942,459

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.71	$ 7.38	$ 10.80	$ 29.18	$ 21.29
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.07)	(.07)	(.06)	(.09)
Net realized and unrealized gain (loss) on investment transactions	(.26)	3.40	(3.35)	(15.74)	9.92
Total from investment operations	(.34)	3.33	(3.42)	(15.80)	9.83
Less distributions from: Net realized gains on investment transactions	—	—	—	(2.58)	(1.94)
Net asset value, end of period	$ 10.37	$ 10.71	$ 7.38	$ 10.80	$ 29.18
Total Return (%)[b]	(3.08)	45.12	(31.67)[d]	(57.51)	47.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,083	1,231	885	1,521	3,711
Ratio of expenses before expense reductions (%)	1.15	1.17	.97	1.04[c]	1.00
Ratio of expenses after expense reductions (%)	1.15	1.17	.97	1.03[c]	.99
Ratio of net investment income (loss) (%)	(.71)	(.82)	(.66)	(.40)	(.30)
Portfolio turnover rate (%)	97	51	60	96	59

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Class B
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 6.46	$ 9.55	$ 26.46	$ 19.62
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.14)	(.14)	(.19)	(.36)
Net realized and unrealized gain (loss) on investment transactions	(.23)	2.96	(2.95)	(14.14)	9.14
Total from investment operations	(.39)	2.82	(3.09)	(14.33)	8.78
Less distributions from: Net realized gains on investment transactions	—	—	—	(2.58)	(1.94)
Net asset value, end of period	$ 8.89	$ 9.28	$ 6.46	$ 9.55	$ 26.46
Total Return (%)[b]	(4.09)	43.65	(32.36)[d]	(57.90)	45.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	213	306	264	494	1,307
Ratio of expenses before expense reductions (%)	2.20	2.24	1.94	2.01[c]	1.87
Ratio of expenses after expense reductions (%)	2.20	2.24	1.94	1.96[c]	1.86
Ratio of net investment income (loss) (%)	(1.76)	(1.89)	(1.63)	(1.33)	(1.30)
Portfolio turnover rate (%)	97	51	60	96	59

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.

[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Class C
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.49	$ 6.60	$ 9.75	$ 26.91	$ 19.91
Income (loss) from investment operations: Net investment income (loss)[a]	(.15)	(.14)	(.13)	(.18)	(.35)
Net realized and unrealized gain (loss) on investment transactions	(.23)	3.03	(3.02)	(14.40)	9.29
Total from investment operations	(.38)	2.89	(3.15)	(14.58)	8.94
Less distributions from: Net realized gains on investment transactions	—	—	—	(2.58)	(1.94)
Net asset value, end of period	$ 9.11	$ 9.49	$ 6.60	$ 9.75	$ 26.91
Total Return (%)[b]	(4.00)	43.79	(32.31)[d]	(57.85)	45.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	90	65	111	255
Ratio of expenses before expense reductions (%)	2.10	2.19	1.84	1.94[c]	1.76
Ratio of expenses after expense reductions (%)	2.10	2.19	1.84	1.89[c]	1.75
Ratio of net investment income (loss) (%)	(1.66)	(1.84)	(1.53)	(1.26)	(1.22)
Portfolio turnover rate (%)	97	51	60	96	59

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.

[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Institutional Class
Years Ended October 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.80	$ 7.38	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	(.19)	3.46	(.71)
Total from investment operations	(.22)	3.42	(.70)
Net asset value, end of period	$ 10.58	$ 10.80	$ 7.38
Total Return (%)	(1.94)[d]	46.34	(8.66)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.91
Ratio of expenses before expense reductions (%)	.86	.80	.88*
Ratio of expenses after expense reductions (%)	.76	.80	.88*
Ratio of net investment income (loss) (%)	(.31)	(.45)	(.74)*
Portfolio turnover rate (%)	97	51	60

[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

[b] Based on average shares outstanding during the period.

[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I shares consolidated with Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,310,295,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, ($239,637,000), October 31, 2010, ($738,603,000) and October 31, 2011, ($332,055,000), the respective expiration dates, whichever occurs first.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (1,310,295,000)
Net unrealized appreciation (depreciation) on investments	$ 49,007,742

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,451,311,504 and $1,650,735,471, respectively.

For the year ended October 31, 2004, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	11,694	$ 494,064
Options written	141,519	16,340,830
Options closed	(58,690)	(7,143,471)
Options expired	(43,619)	(3,330,854)
Options exercised	(34,370)	(3,024,223)
Outstanding, end of period	16,534	$ 3,336,346

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $7,564, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.990%, 1.310%, 1.275% and 0.880% of average daily net assets for Class A, B, C and Institutional Class shares, respectively and 0.70% of average daily net assets for Class I (through August 13, 2004, the date of its consolidation with Institutional Class) (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses). In addition, effective August 13, 2004 to September 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 0.62% for Institutional Class, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees. Under this agreement, the Advisor waived $74 for Institutional Class.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended October 31, 2004, the amount charged to the Fund by SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 2,928,524	$ —	$ 730,297
Class B	1,353,602	—	351,282
Class C	340,220	—	86,473
Institutional Class	644	323	321
	$ 4,622,990	$ 323	$ 1,168,373

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 1,944,662	$ 129,965
Class C	599,712	44,030
	$ 2,544,374	$ 173,995

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Annual Effective Rate
Class A	$ 2,558,765	$ 247,226.22%
Class B	626,498	78,943.24%
Class C	190,901	30,397.24%
	$ 3,376,164	$ 356,566

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2004 aggregated $71,906 and $168, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $824,532 and $12,022, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2004, SDI received $819.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2004, the custodian fee was reduced by $600 for custodian credits earned.

E. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended October 31, 2004 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Interest Income ($)	Value ($)
Chorum Technologies	7,879,747	9,217,418	—	—	—	173,354
		9,217,418	—	—	—	173,354

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,355,862	$ 164,424,912	21,363,351	$ 184,377,246
Class B	3,993,479	36,959,587	6,185,800	46,380,442
Class C	1,606,799	15,215,996	2,809,824	21,430,583
Class I*	3,602	45,644	623,000	5,058,210
Institutional Class	61,098	685,992	—	—
		$ 217,332,131		$ 257,246,481
Shares issued in tax-free exchange
Institutional Class*	52,057	471,115	—	$ —
Shares redeemed
Class A	(25,910,334)	$ (274,431,273)	(26,458,139)	$ (225,621,937)
Class B	(13,045,483)	(120,144,933)	(13,988,840)	(104,374,260)
Class C	(3,419,343)	(32,244,983)	(3,217,995)	(24,382,560)
Class I*	(95,344)	(972,688)	(2,573,465)	(20,283,881)
Institutional Class	(22,760)	(237,153)	—	—
		$ (428,031,030)		$ (374,662,638)
Net increase (decrease)
Class A	(10,554,472)	$ (110,006,361)	(5,094,788)	$ (41,244,691)
Class B	(9,052,004)	(83,185,346)	(7,803,040)	(57,993,818)
Class C	(1,812,544)	(17,028,987)	(408,171)	(2,951,977)
Class I*	(91,742)	(927,044)	(1,950,465)	(15,225,671)
Institutional Class	90,395	919,954	—	—
		$ (210,227,784)		$ (117,416,157)

* On August 13, 2004, Class I shares of the Fund were consolidated with Institutional Class shares.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Technology Fund (the "Fund"), as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Technology Fund at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2004
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	139
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	81123F-108	81123F-207	81123F-306	81123F-504
Fund Number	001	201	301	511
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder Technology Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             SCUDDER TECHNOLOGY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004            $52,828              $0            $9,323           $0
--------------------------------------------------------------------------------
2003            $46,861              $0            $8,183           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                  $281,500               $0                  $0
--------------------------------------------------------------------------------
2003                  $137,900               $0                  $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
October 31,       (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $9,323               $0                $386,601       $395,924
--------------------------------------------------------------------------------
2003            $8,183               $0               $3,879,685     $3,887,868
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                      ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Technology Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

By:                                 /s/Paul Schubert
                                    -----------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    -----------------------------------------